UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

MainStreet Bancshares, Inc.
(Exact name of Registrant as Specified in Its Charter)

Virginia	001-38817	81-2871064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10089 Fairfax Boulevard, Fairfax, VA		22030
(Address of Principal Executive Offices)		(Zip Code)

(703) 481-4567
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNSB	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock)	MNSBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2025, Mr. Thomas J. Chmelik informed the Board of Directors of MainStreet Bancshares, Inc. (the “Company”) he will retire from the role of Chief Financial Officer of the Company effective December 31, 2025. Mr. Chmelik will remain a Senior Executive Vice President and Secretary of the Company and MainStreet Bank (the "Bank") through December 31, 2027. Mr. Chmelik will continue to serve the Company and the Bank as a member of the Boards of Directors of the Company and the Bank. Mr. Chmelik will work closely with the Board of Directors and senior management to ensure an orderly transition. Mr. Chmelik requested the transition due to personal reasons and his move to a new role was not the result of any disagreement with the Company or the Bank on any matter relating to the Company’s or the Bank’s operations, policies, practices, financial disclosures, accounting practices or internal controls.

In order to diversify his personal investment portfolio for retirement purposes, Mr. Chmelik currently expects to divest up to 25% of his shares of MNSB common stock through December 31, 2027, through ordinary broker transactions on the Nasdaq Capital Market in compliance with applicable SEC rules and the Company’s internal trading policies. The timing of these sales is uncertain and may be influenced by market conditions and economic and other factors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANCSHARES, INC

Date: November 26, 2025	By:	/s/ Jeff W. Dick
Name: Jeff W. Dick
Title: Chairman and Chief Executive Officer